RESIDENTIAL LEASE AGREEMENT - NEVADA

Network Dynamics Corporation__________________________________ (hereinafter referred to as "Tenant") and ____________ ("Tenant") agrees to lease from _International Equity Partners_____________________________________________ (hereinafter referred to as "Landlord") ") the premises situated in ___Clark_________________________________ County, Nevada and located at:
__2747 Paradise Road Unit 1502 , Las Vegas Nevada 89109______________________________________________________________________ ("the premises"), upon the following terms and conditions:

Term:
The term of this Lease is for ___3 years____________________, commencing on the _1_ day of _May_________________, 2005___ and expiring on the _31_ day of ___May___________, 2008___, unless renewed or extended pursuant to the terms herein.

Payment of Rent:
Monthly rent is _____Three Thousand Seven Hundred and Fifty_________________ Dollars ($3,750_________________), payable in advance on the first day of each calendar month. Rent shall be made payable to ___International Equity Partners_____________________________________ and mailed or delivered to the following address: ____8033 Sunset Blvd Suite 896, Los Angeles CA 90046____________________________________________________________.

Rent may be delivered personally between the hours of ________ and _________ on the following days: _________________________________.

Returned Check and Stop Payment:
In each instance that a check offered by Tenant to Landlord for any amount due under this Agreement or in payment of rent is returned for lack of sufficient funds, a "stop payment" or any other reason, a service charge of $50____________ will be assessed.

Late Charges:
If Tenant fails to pay the rent in full before the end of the _5____ day after it's due, Tenant will be assessed a late charge of $_100______________. Landlord reserves and in no way waives the right to insist on payment of the rent in full on the date it is due.

Tenant Examination and Acceptance of Premises:
The Tenant acknowledges that he has examined the leased premises and his acceptance of this agreement is conclusive evidence that said premises are in good and satisfactory order and repair unless otherwise specified herein; and the Tenant agrees that no representations as to the condition of the premises have been made and that no agreement has been made to redecorate, repair or improve the premises unless hereinafter set forth specifically in writing. The Landlord will deliver the leased premises and all common areas in a habitable condition, pursuant to applicable State law. Tenant takes premises in its AS-IS condition.

Occupancy and Use:
The premises are to be used only as a private residence for Tenant(s). The premises shall be occupied by no more than ____five________ (_5__) persons, including children. The premises shall not be used for any purpose other than a private residence without the prior written consent of the Landlord.

Security Deposit:
Upon execution of this lease, Tenant will deposit with Landlord the sum of _______Five thousand_________________ Dollars ($__5,000_________), which is to be held as collateral security and applied on any rent or any other charge that may remain due and owing at the expiration of this agreement, any extension thereof or holding over period or applied on any damages to the premises caused by the Tenant, his family, invitees, employees, trades people or pets, or other expenses suffered by Landlord as a result of a breach of any covenant of the Lease.

Insurance:
Tenant is required to independently purchase renter’s insurance to protect any and all of Tenant’s personal property on the leased premises and/or in any common areas from any and all damages.

Utilities:
Tenant will be responsible and pay for the following utilities, including all required deposits (check those that apply):
[x] Gas [ x] Water [x] Electric [x] Refuse Collection [x] Telephone [x ] Cable TV

Landlord will be responsible and pay for the following utilities, including all required deposits (check those that apply):
[ ] Gas [ ] Water [ ] Electric [ ] Refuse Collection [ ] Telephone [ ] Cable TV

Tenant shall be responsible for contacting and arranging for any utility service not provided by the Landlord, and for any utilities not listed above. Tenant shall be responsible for having same utilities disconnected on the day Tenant delivers the leased premises back unto Landlord upon termination or expiration of this Lease.

Alterations and Repairs by Tenant:
Tenant will not, without Landlord's prior written consent, alter, re-key or install any locks to the premises or install or alter any burglar alarm system, remodel or make any structural changes, alterations or additions to the premises (a reasonable number of picture hangers excepted).

Assignment of Agreement and Subletting:
Tenant will not sublet the premises or any portion thereof, or assign this Lease without the prior written consent of Landlord.

Pets:
No pet, animal, bird or other pet will be kept on the premises, even temporarily. If written permission is given by Landlord for pets, a separate agreement will be executed. Additional deposits, monthly fee and a non-refundable fee may apply.

Quiet Enjoyment:
Landlord agrees that Tenant, keeping and performing the covenants herein contained on the part of the Tenant to be kept and performed, shall at all times during the existence of this lease, renewals or extensions peaceably and quietly, have, hold, and enjoy the leased premises, without suit, trouble or hindrance from Landlord, or any person claiming under Landlord.

Termination of Lease - Hold Over:
Either Landlord or Tenant may terminate this lease at the expiration of said Lease or any extension thereof by giving the other thirty (30) days written notice prior to the due date. Since time is of the essence in all matters of this Lease, and especially with respect to the issue of renewal, if Tenant shall hold over after the expiration of the term of this Lease, Tenant shall, in the absence of any written agreement to the contrary, be a tenant from month to month, as defined by applicable Nevada law, at the monthly rate in effect during the last month of the expiring term plus $_1,000____________, the resultant rent being Landlord’s present rental fee for month to month tenancies. All other terms and provisions of this Lease shall remain in full force and effect. In the event that Tenant holds over, Landlord or Tenant may terminate this lease by giving the other thirty (30) days written notice. Landlord may terminate this lease for any reason at any time with a 45 day notice.

Default / Breach By Tenant:
In the event of any default hereunder on the part of the Tenant, his family, servant, guests, invitees, or should the Tenant occupy the subject premises in violation of any lawful rule, regulation or ordinance issued or promulgated by the Landlord or any rental authority, then and in any of said events the Landlord shall have the right to terminate this Lease by any and all methods allowed Landlord by law.

Agents and Authority to Receive Legal Papers:
Any notice which either party may or is required to give, shall be in writing and may be given by mailing the same, by certified mail, and shall be deemed sufficiently served upon Tenant if and when deposited in the mail addressed to the leased premises, or addressed to Tenant’s last known post office address, or hand delivered, or placed in Tenant’s mailbox to Tenant at the premises. If Tenant is more than one person, then notice to one shall be sufficient as notice to all. The Landlord, any person managing the premises and anyone designated by the Landlord as agent are authorized to accept service of process and receive other notices and demands, which may be delivered to:

[ ] The Landlord, __International Equity Partners____, at the following address:
__8033 Sunset Blvd #896____________________________________________
__Los Angeles CA 90046___________________________________________
Telephone: __702____________________________

[ ] The Manager, __________________________, at the following address:
______________________________________________
______________________________________________
Telephone: ______________________________

[ ] The Owner,_______________________, at the following address:
______________________________________________
______________________________________________
Telephone: ______________________________

Tenant acknowledges receipt of an executed copy of this Lease.

Tenant's signature: ____________________________________  Date: ___________________

Landlord/Agent's signature: _________________________________  Date: ______________